Exhibit 10.14

Information Service Cooperative Agreement

(Taojinyun Products)

Party A: Shenzhen HeZhong Fortune Finance and Investment Management Co., Ltd, Guangzhou Branch

Address: 12 Floor, Guangwu Center, 21 Xingguo Road, Tianhe District, Guangzhou

Contact Person: Zichao Feng

Tel: 18126790511

Party B: Beijing Rongqiniu Information Technology Co., Ltd

Address: 21 Floor, Internet financial center, 1 Dansuo Street, Haidian District, Beijing

Tel: (86-10) 82625755

In order to promote the healthy development of the business of both parties, Party A and Party B reach the cooperation agreement through friendly consultation on the principle of “equality and mutual benefit, common development and complementary advantages”. Both parties undertake to abide by the terms and conditions of this agreement.

Article One Cooperation Matters

1. Entrusted by Party A, Party B shall provide relevant services such as business information recommendation, site materials pre-examination and other related services to the loan relationship that may happen between Party A and the loan applicant (hereinafter referred to as “loan applicant”) recommenced by Party A to Party B, and cooperate with Party A in carrying out relevant business.

2. The channels for Party B to promote business for Party A include but not limited to the Rong360 website (www. rong360. com) operated by Party B and the service outlets of Party B.

3. The cooperation between Party A and Party B involved in this cooperation agreement is non-exclusive cooperation.

Article Two Party A’s obligations and rights

1. Party A shall guarantee that it is legally qualified to engage in the business of providing loans to loan applicants.

2. Party A shall clarify to Party B the standards of the loan products provided by Party A (hereinafter referred to as “products”) and the applicant for the loan, and promptly update relevant information to Party B.

3. Party A has a complete right of examining, approving and deciding to the loan application of loan applicant.

4. Party A shall provide the timely feedback of the real exam and approval result to Party B.

5. Any dispute arising from the approval results or loan issues of Party A and the loan applicant shall be settled through negotiation between Party A and the loan applicant.

6. If Party A rejects the loan application which does not conform to Party A’s requirements, it shall feedback the reasons for rejection to Party B, so as to facilitate Party B to improve in screening customers.

7. For the same product, Party A shall not apply discriminatory policies to the loan applicant recommended by Party B.

The discriminatory policy means that the borrower applies for Party A’s products through Party B’s platform, which is obviously at a disadvantage compared with applying for Party A’s products directly through the relevant websites, Apps, WeChat Official Accounts and other channels, including but not limited to:

(1) Party A generally uses higher payment rate, interest rate or lower loan amount for loan applicants recommended by Party B.

(2) Party A adopts stricter re-loan preferential policy or re-loan loan amount increasing policy for the loan applicant recommended by Party B.

(3) Party A expresses or implies the loan applicant recommended by Party B who can get better treatment if he/she applies for the loan through Party A’s relevant website, APP, WeChat Official Accounts and other channels.

(4) Party A expresses or implies the loan applicant recommended by Party B who should abandon the Party A’s product on the Party B’s platform.

8. Party A shall not guide users to Party A’s website, APP, WeChat Official Account and other channels controlled by Party A through text messages and phone calls.

9. If Party A needs to adjust the type of loan products, application conditions and other contents, it shall notify Party B at least seven working days in advance for Party B to update.

10. If Party A obtains the relevant information of the loan applicant in accordance with this agreement, it shall guarantee that it has obtained the full authorization of the loan applicant and shall only use the information of the loan applicant in the process of this loan.

11. Party A shall timely notify Party B of any operation activities such as interest rate discount for Party A’s loan products so that Party B can cooperate with Party A’s operation activities.

Article Three Party B’s obligations and rights

1. Party B shall guarantee that it is legally qualified to engage in the business of providing loans to loan applicants.

2. Under the authorization of the loan applicant, Party B shall provide Party A with the information of the loan applicant confirmed by both parties and collect the materials required for the loan. Party B shall guarantee the integrity of the information provided by Party A regarding the user self-statement and verification information checked by Party A in the background system provided by Party B.

3. The information of the loan applicant provided by Party B to Party A is based on the voluntary filling or authorization of the borrowing applicant to obtain from the third party institution. Party B shall not be ultimately responsible for the authenticity of the borrower’s information. Party B has the right to adjust the functional policies in the background system provided by Party A. Party B will notify the background system. If Party A does not accept Party B’s above adjustments, Party B has the right to terminate the business with Party B after receiving the adjustment policy notice from Party B.

4. Party B will not participate in or affect the examination and approval of Party A. If the applicant fails to return the loan to Party A on time or has any dispute with Party A about the business, Party A shall be responsible for the risk and expense and shall have nothing to do with Party B. Party B shall not use the resources provided by Party A under this agreement for the purpose of providing services to Party A as a result of this agreement to engage in activities other than the promotion agency of this business, customer recommendation or customer service quality control.

5. Party B’s quotation will be adjusted according to actual condition. Party B will inform Party A of the adjusted price 14 days in advance. If Party A has no objection on this, the adjusted price shall be taken as the execute basis of the new price. If Party A fails to give feedback on the price adjustment within 5 working days after Party B’s notification, it shall be deemed that Party A agrees to the adjusted price. If both parties fail to reach an agreement on the price adjustment, both parties shall have the right to terminate this agreement.

6. Party A agrees that during the term of cooperation between both parties, Party B may use Party A’s name, trademark or logo free of charge, or use Party A’s products or services as examples and indicate the names, trademarks or logos of both parties for the purpose of promotion and publicity.

Article Four Terms of Payment

1. After Party B provides Party A with qualified loan applicant information in accordance with this Agreement, Party B may charge Party A according to the price offered in the back-end system provided by Party A and deduct it from Party A’s prepaid service fee. The offer shall be decided by Party A, but shall not be lower than the minimum price specified by Party B, otherwise the offer will be invalid. The minimum price specified by Party B shall be executed according to the standards published on Party B’s platform, Party B shall have the right to specify different minimum prices according to the qualifications of applicants.

2. If the loan product provided by Party A belongs to the pre-credit product or the revolving credit product, if the loan applicant has been credited by Party A before Party B’s introduction, Party B shall charge the corresponding amount of service fee from Party A’s prepayment if the loan applicant applies for withdrawals through Party B to Party A each time. In case the loan applicant has not been granted credit by Party A, if the loan applicant applies for Party A’s credit through Party B, Party B shall have the right to collect the corresponding amount of service fee from Party A’s prepayment. Within the next five days, Party B shall not collect service fee from Party A if the applicant applies for first withdrawals through Party B to Party A. However, five days after the date of Party A’s grant of credit, Party B has the right to collect service fees from Party A and deduct the corresponding service fees from Party A’s prepayment. The specific charging standard of Party B shall be implemented according to the standards promulgated on Party B’s platform.

3. For the following three types of loan applicants, even if they meet the borrower’s standards confirmed by both Parties, Party A shall have the right to refuse to accept the applicant without paying the relevant fees under the premise that it agrees and complies with the relevant provisions of paragraphs 4 and 5 of this Article.

1. Due to the previous serious delinquent behavior of the borrower in the historical loan process of Party A, the loan applicant is in Party A’s internal blacklist according to the general loan policy of Party A. The loan applicant shall not apply for new loan from Party A in any way (but not include the list of various blacklist users obtained by Party A from outside).

2. The applicant has applied for Party A’s products (not limited through the platform of Party B) within one month and has been rejected by Party A.

3. The loan applicant has not settled the loan or is in the approval process (within 2 days after Party A starts the approval process), and the applicant cannot apply for the loan again at this time according to Party A’s general loan policy.

4. Party A shall comply with the following provisions when exercising its rights under paragraph 3 of this Article.

1. Party A shall clearly inform Party B of the specific category of the loan applicant in paragraph 3 of this Article.

2. Party A shall guarantee that the above information is true and accurate. If Party B takes it for necessary, Party A shall provide relevant supporting materials.

3. Party A shall inform Party B of the above reasons in real-time through the network interface, and shall not trace back. Party A shall bear the losses caused by its interface failure or logic error, and Party B shall not deduct or reduce expenses.

5. Party B shall have the right to show directly to the loan applicant the reasons for refusal provided by Party A to Party B in accordance with paragraph 3 of this Article. In case of any dispute or complaint brought by the borrower, Party A shall negotiate with the loan applicant for settlement. If Party B’s loss is caused by Party A’s false information, Party A shall compensate Party B 50,000 yuan as the penalty. If the penalty is insufficient to compensate Party B’s loss, Party A shall continue to compensate Party B’s loss.

6. Within 5 days after the effective date of this Agreement, Party A shall pay Party B a prepaid service fee of 50,000 yuan within 5 working days. Party B shall open an invoice for the same amount after receiving the payment from Party A. The prepayment shall be displayed in the background system provided by Party B. During the validity period of the Agreement, Party A shall renew the fee when the balance of use is less than 5,000 yuan, and the amount of each recharge is not less than 45,000 yuan. Party B has the right to suspend the service or terminate this Agreement when Party A deducts the prepaid service fee to 0 yuan and fails to make up the prepayment. If Party A fails to use up the prepayment within the validity period of the Agreement and both Parties sign the renewal agreement, Party A may continue to use the fee in accordance with the agreement. If Party A fails to use up the prepayment within the validity period of the Agreement and both Parties do not sign the renewal agreement, Party B shall refund Party A’s remaining inquiry fee in accordance with the original financial path within 10 working days from the expiry date of this Agreement, but Party B has the right to deduct the tax points of the invoice.

7. The service fee paid by Party A to Party B includes taxes. Party A and Party B shall pay their respective taxes by themselves.

Party B’s bank account information:

Account Name: Beijing Rongqiniu Information Technology Co., Ltd

Account Number: 110929503610806

Bank of Deposit: China Merchants Bank Co., Ltd., Beijing Wantong Center sub-branch

8. Party A shall provide correct and effective billing information and relevant supporting documents. Party A shall bear all losses caused to Party B if Party B’s wrong invoice information incurred by Party A’s mistake.

Article Five Confidentiality Clause

1. Party A shall only use the borrowers’ information provided by Party B for its own related products, and shall not disclose any information of the borrowers to a third Party (except as required by law).

2. Any Party to this Agreement shall have the obligation to keep confidential the cooperative information and trade secrets that the other Party has not disclosed to the public in the course of cooperation. Except as otherwise stipulated by law, no Party shall disclose them to a third Party without the written permission of the other Party, nor shall they be used for any purpose other than this cooperative project, otherwise they shall bear the responsibility for breach of Agreement and compensate for the loss.

3. The confidentiality obligation set forth in this Article shall remain effective no matter the termination or early termination of this Agreement.

Article Six Period of Time

1. This Agreement shall come into force from 13th November 2017 on the date of signing and sealing by both Parties, and shall terminate on 12th November 2018.

2. Upon the expiration of this Agreement, without objection from both Parties, cooperation on matters agreed upon in this Agreement may continue, and the Agreement shall be automatically extended for one year.

3. Unless otherwise agreed herein, either Party shall have the right to terminate this Agreement upon one month’s prior notice to the other Party without any liability, provided that both Parties shall perform all rights and business incurred prior to such termination.

4. Both Parties confirm that the following addresses are the service addresses for receiving the notification:

Party A: Shenzhen HeZhong Fortune Finance and Investment Management Co., Ltd, Guangzhou Branch

Address: 12 Floor, Guangwu Center, 21 Xingguo Road, Tianhe District, Guangzhou

Contact Person: Feng Zichao

Email: fzc@hzed.com

Party B: Beijing Rongqiniu Information Technology Co., Ltd

Address: 21 Floor, Internet financial center, 1 Dansuo Street, Haidian District, Beijing

Contact Person: Sun Bolang

Email: sunbolang@rong360.com

5. Either Party shall send goods to the other Party by express mail or registered mail at the service address mentioned above, the delivery shall be deemed to be made after the receipt by the other Party or sending of the goods three days later (the date of occurrence shall prevail). If either Party changes its address, it shall promptly notify the other Party in writing; otherwise, the above addresses (or the original addresses) shall still be deemed as the real and valid addresses.

Article Seven Liabilities for Breach of Agreement

1. Any Party who violates any of the provisions of this Agreement, fails to fulfil its obligations or its performance of obligations is not in conformity with the provisions of this agreement shall be deemed to have violated its obligations under this Agreement. The non-breaching Party shall have the right to issue a written notice to the breaching party to correct its breach within three days from the date of receiving the written notice. If the breaching Party fails to correct or fails to correct the breach within the time limit, the non-breaching Party shall have the right to immediately terminate this Agreement and require the breaching Party to compensate for all losses caused by the breach.

2. If any Party causes losses to the loan applicant or any third Party due to the intentional or gross negligence of the other Party (hereinafter referred to as the “fault Party”), the fault Party shall bear all the liabilities arising therefrom.

3. If Party A delays payment, it shall pay Party B a liquidated damages equal to 0.05% of the service fee payable for each overdue day. Party A shall also be liable for damages caused by delayed delivery to Party B.

Article Eight Anti-commercial Bribery Clause

1. Both Parties hereto understand and are willing to strictly abide by the legal provisions on anti-commercial bribery in People’s Republic of China. Both Parties hereto understand that any form of bribery and malfeasance shall violate the law and shall be severely punished by the law.

2. Party A or Party B shall not claim, accept, provide or give any interest other than that stipulated in the Agreement to the other Party or its agent or other relevant personnel, including but not limited to kickbacks, hidden kickbacks, cash, shopping cards, physical goods, securities, tourism or other non-material interests, but if such interests belong to industry practices or common practices, they must be explicitly stated in the Agreement.

3. If a Party or a Party’s agent violates the above provisions and causes losses to the other Party, it shall be liable for damages.

4. The term “other relevant personnel” referred to in this Article refers to persons other than the agent of Party A and Party B who have direct or indirect interests in the Agreement, including but not limited to the relatives and friends of the agent of the Agreement.

Article Nine Miscellaneous Provisions

1. All rights and obligations of Party A and Party B under this Agreement shall not be transferred to a third Party without the written consent of the other Party.

2. Other outstanding matters shall be handled according to the laws and regulations, the relevant regulations and the relevant provisions of Party A. The Parties hereto shall, first of all, settle any disputes arising in the execution of or in connection with the contract through amicable negotiations. Where no settlement can be reached, such disputes may then be instituted in People’s Court with jurisdiction. During the period of litigation, both Parties shall continue to perform non-controversial terms of the Agreement. This Agreement applies to Chinese law.

3. This Agreement is signed in Haidian District, Beijing.

4. This Agreement is made out in duplicate, with each Party holding one copy and each copy having the same legal effect.

5. The annexes or supplementary Agreement (if any) shall be integral to this Agreement and have the same legal enforceability with as this Agreement.

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Party A: Shenzhen HeZhong Fortune Finance and Investment Management Co., Ltd, Guangzhou Branch

[Corporate seal affixed herein]

Signature:

Name:

Position: legal representative / authorized representative

Date: November 13, 2017

Party B: Beijing Rongqiniu Information Technology Co., Ltd

[Corporate seal affixed herein]

Signature:

Name:

Position: legal representative / authorized representative

Date: November 13, 2017

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